FTI FUNDS
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SUPPLEMENT TO COMBINED PROSPECTUS DATED JANUARY 31, 1998

    As of July 6, 1998, the "Total Fund Operating Expenses" figure for FTI International Equity Fund has been reduced to 1.20%. Accordingly, please delete the "Summary of Fund Expenses" table on page 3 and replace it with the following:

SUMMARY OF FUND EXPENSES
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
                     INTERNATIONAL EQUITY FUND

                 SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).......................   None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).......................   None
Contingent Deferred Sales Charge (as a percentage of
  original
  purchase price or redemption proceeds, as applicable).....   None
Redemption Fee (as a percentage of amount redeemed, if
  applicable)...............................................   None
Exchange Fee................................................   None

                  ANNUAL FUND OPERATING EXPENSES
              (As a percentage of average net assets)
Management Fee..............................................  1.00%
12b-1 Fees(1)...............................................  0.00%
Total Other Expenses (after reimbursement)(2)...............  0.20%
  Shareholder Services Fees(1).......................  0.00%
     Total Fund Operating Expenses (after
      reimbursement)(3).....................................  1.20%

(1) The Fund has no present intention of paying or accruing 12b-1 fees or shareholder services fees during the fiscal year ending November 30, 1998. If the Fund were paying or accruing the 12b-1 fee or shareholder services fees, the Fund would be able to pay up to 0.75% of its average daily net assets for the 12b-1 fees and up to 0.25% of its average daily net assets for the shareholder services fees. See "FTI Funds Information."

(2) Total other expenses have been reduced to reflect the voluntary reimbursement of certain other operating expenses by the adviser. The adviser may terminate this voluntary reimbursement at any time at its sole discretion.

(3) The Total Fund Operating Expenses were 1.60% for the fiscal year ended November 30, 1997. The current rate of Total Fund Operating Expenses is shown in the table above, and reflects an increase in the voluntary reimbursement of certain other operating expenses by the adviser from July 6, 1998 through the fiscal year ending November 30, 1998. Total Fund Operating Expenses are estimated to be 1.40% absent the anticipated voluntary reimbursement described above in note (2), and are expected to be 1.37% for the fiscal year ending November 30, 1998.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Funds" and "FTI Funds Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

     LONG-TERM SHAREHOLDERS MAY PAY MORE OVER TIME THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

                        EXAMPLE                           1 year     3 years     5 years    10 years
                        -------                          --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return; (2)
redemption at the end of each time period; and (3)
payment of the maximum sales charge. The Fund charges
no redemption fees.....................................    $12         $38         $66        $145

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FROM JULY 6, 1998 THROUGH THE FUND'S FISCAL YEAR ENDING NOVEMBER 30, 1998.

                                                                   July 30, 1998

EDGEWOOD SERVICES, INC.

5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-5829

CUSIP 302927108 SCEF
CUSIP 302927207 IEF
CUSIP 302927306 IBF
CUSIP 302927405 GBF
G01958-08 (7/98)